THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

NATIVE AMERICAN ENERGY GROUP, INC.

WARRANT AGREEMENT

To Purchase Shares of Common Stock

No. _______________	Issue Date: _____________

THIS CERTIFIES that, for value received, ______________________________ __________________ (the “Holder”) is entitled, pursuant to _____________________________ between the Native American Energy Group, Inc., (the “Company”) and the Holder, and upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof, to subscribe for and purchase from the Company ____________ shares of the fully paid non-assessable shares of the Company’s common stock (“Common Stock”) at a purchase price of $_________ per share, provided that such right will terminate, if not terminated earlier in accordance with the provisions hereof, at 5:00 p.m. (Eastern time) on __________ (the “Expiration Date”). The purchase price and the number of shares for which this warrant (the “Warrant”) is exercisable are subject to adjustment, as provided herein. This Warrant being sold and issued pursuant to this agreement shall be evidenced by the warrant certificate attached as Annex A hereto (the “Warrant Certificate”).

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)         The term “Company” shall include Native American Energy Group, Inc., and any entity which shall succeed or assume the obligations of Native American Energy Group, Inc. hereunder.

(b)         The term “Warrant Shares” includes (i) the Company’s common stock and (ii) any other securities into which or for which any of the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

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(c)         The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

(d)         The term “Exercise Price” shall be $________ per share, subject to adjustment pursuant to the terms hereof.

1.	Number of Shares Issuable upon Exercise.

Unless sooner terminated in accordance herewith, from and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, the number of Warrant Shares set forth on the first page of this Warrant, subject to adjustment pursuant hereto, by delivery of an original or fax copy of the exercise notice on the reverse side of the warrant certificate attached hereto as Annex A (the “Notice of Exercise”) along with payment to the Company of the Exercise Price.

2.	Exercise of Warrant.

(a)         The purchase rights represented by this Warrant are exercisable by the registered Holder hereof, in whole at any time or in part from time to time by delivery of the Notice of Exercise duly completed and executed at the office of the Company in New York (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company), and upon payment of the Exercise Price of the shares thereby purchased (in the manner provided in Section 2(d) hereof); whereupon the Holder of this Warrant shall be entitled to receive a certificate for the number of Warrant Shares so purchased; provided that the Company will place on each certificate a legend substantially the same as that appearing on this Warrant, in addition to any legend required by any applicable state or federal law. If this Warrant is exercised in part, the Company will issue to the Holder hereof a new Warrant upon the same terms as this Warrant but for the balance of Warrant Shares for which this Warrant remains exercisable. The Company agrees that upon exercise of this Warrant the Holder shall be deemed to be the record owner of the Warrant Shares issued upon exercise as of the close of business on the date on which this Warrant shall have been exercised as aforesaid. This Warrant will be surrendered at the time of exercise or if lost, stolen, misplaced, or destroyed, the Holder will comply with Section 7 below.

(b)         Certificates for Warrant Shares purchased hereunder shall be delivered to the Holder hereof within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.

(c)          The Company covenants that all Warrant Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all preemptive rights, taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue which shall be paid by the Company in accordance with Section 4 below).

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(d)         In order to exercise this Warrant with respect to all or any part of the Warrant Shares for which this Warrant is at the time exercisable, Holder (or any other person or persons exercising this Warrant) must take the following actions:

(i)         Execute and deliver to the Company a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Annex A; and

(ii)        Pay the aggregate Exercise Price for the Warrant Shares in one or more of the following forms:

 (A)        Cash, check, or wire transfer made payable to the Company; or

 (B)        A promissory note payable to the Company, but only to the extent authorized by the Company and applicable provisions of California law.

Should the Company’s common stock be registered under Section 12 of the Exchange Act at the time the Warrant is exercised, then the Warrant Price may also be paid as follows

 (C)         Notwithstanding any provisions herein to the contrary, if the fair market value of the Company’s common stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash or promissory note, the Warrantholder may elect to receive Warrant Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X =Y (A-B)
A

where:	X = the number of shares of common stock to be issued to Holder.

Y = the number of shares of common stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being canceled (at the date of such calculation).

A = the Fair Market Value of one share of common stock. For purposes of this Section 2(d)(ii)(C), the “Fair Market Value” of one share shall be defined as the average closing price of the common stock for the ten trading days prior to the date of exercise of this Warrant (the “Average Closing Price”), as reported by any over-the-counter electronic quotation system; provided, however, that if the common stock is listed on a national securities exchange, the Fair Market Value shall be the Average Closing Price on such exchange for the ten trading days prior to the date of exercise of this Warrant. If the common stock is/was not traded during the ten trading days prior to the date of the exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such ten trading day period.

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B = the Exercise Price (as adjusted to the date of such calculation).

For purposes of Rule 144 and Section 2(d)(ii)(C) hereof, it is intended, understood, and acknowledged that the common stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood, and acknowledged that the holding period for the common stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

(D)         Through a special sale and remittance procedure compliant with applicable federal and state securities law pursuant to which the Holder (or any other person or persons exercising this Warrant) shall concurrently provide irrevocable instructions (a) to a Company-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local taxes required to be withheld by the Company by reason of such exercise and (b) to the Company to deliver the certificates for the purchased Warrant Shares directly to such brokerage firm in order to complete the sale.

3.	No Fractional Shares.

The Company shall not be required to issue fractional Warrant Shares upon the exercise of this Warrant or to deliver Warrant Certificates which evidence fractional Warrant Shares. In the event that a fraction of a Warrant Share would, except for the provisions of this Section 3, be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising this Warrant an amount in cash equal to such fraction multiplied by the Per Share Market Value of the Warrant Share.

For purposes of this Warrant, the Per Share Market Value shall be determined as follows: As used herein, “Per Share Market Value” means on any particular date (a) the closing bid price per share of Common Stock on such date on the national securities exchange on which the shares of Common Stock are then listed or quoted, or if there is no such price on such date, then the average of the closing bid and asked prices on the national securities exchange on the date nearest preceding such date, (b) if the shares of Common Stock are not then listed or quoted on a national securities exchange, the average of the closing bid and asked prices for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, at the close of business on such date, or (c) if the shares of Common Stock are not then publicly traded, the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Company’s Board of Directors.

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4.	Charges, Taxes and Expenses.

Issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant, or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder of this Warrant, the Company may require, as a condition thereto, that the transferee execute an appropriate investment representation as may be reasonably required by the Company.

5.	No Rights as Shareholders.

This Warrant does not entitle the Holder hereof to any voting rights or other rights as a Shareholder of the Company prior to the exercise hereof.

6.	Exchange and Registry of Warrant.

This Warrant is exchangeable, upon the surrender hereof by the registered Holder at the above-mentioned office or agency of the Company, for a new Warrant or Warrants aggregating the total Warrant Shares of the surrendered Warrant of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered Holder of this Warrant. This Warrant may be surrendered for exchange, transfer, or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7.	Loss, Theft, Destruction or Mutilation of Warrant.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor (but with no additional rights or obligations) and dated as of such cancellation, in lieu of this Warrant.

8.	Saturdays, Sundays, Holidays, etc.

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

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9.	Cash Distributions.

No adjustment on account of cash dividends or interest on the Company’s Common Stock or Other Securities that may become purchasable hereunder will be made to the Exercise Price under this Warrant.

10.	Consolidation, Merger or Sale of the Company.

If the Company is a party to a consolidation, merger or transfer of assets which reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company’s obligations under this Warrant. Upon consummation of such transaction, this Warrant shall automatically become exercisable for the kind and amount of securities, cash, or other assets which the holder of this Warrant would have owned immediately after the consolidation, merger, or transfer if the holder had exercised this Warrant immediately before the effective date of such transaction. As a condition to the consummation of such transaction, the Company shall arrange for the person or entity obligated to issue securities or deliver cash or other assets upon exercise of this Warrant to, concurrently with the consummation of such transaction, assume the Company’s obligations hereunder by executing an instrument so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 10.

11.	Adjustments for Stock Splits, Combinations, etc.

The number of shares and class of capital stock purchasable under this Warrant are subject to adjustment from time to time as set forth in this Section 11.

(a)          Adjustment for change in capital stock. If the Company:

(i)           pays a dividend or makes a distribution on its Common Stock, in each case, in shares of its Common Stock;

(ii)          subdivides its outstanding shares of Common Stock into a greater number of shares;

(iii)         combines its outstanding shares of Common Stock into a smaller number of shares;

(iv)         makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

(v)          issues by reclassification of its shares of Common Stock any shares of its capital stock;

then the number and classes of shares purchasable upon exercise of each Warrant in effect immediately prior to such action shall be adjusted so that the holder of any Warrant thereafter exercised may receive the number and classes of shares of capital stock of the Company which such holder would have owned immediately following such action if such holder had exercised this Warrant immediately prior to such action.

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For a dividend or distribution the adjustment shall become effective immediately after the record date for the dividend or distribution. For a subdivision, combination, or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination, or reclassification.

If after an adjustment the Holder, upon exercise of a Warrant, may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall in good faith determine the allocation of the adjusted Exercise Price between or among the classes of capital stock. After such allocation, that portion of the Exercise Price applicable to each share of each such class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Warrant. Notwithstanding the allocation of the Exercise Price between or among shares of capital stock as provided by this Section 11(a), a Warrant may only be exercised in full by payment of the entire Exercise Price currently in effect.

(b)            The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holders of this Warrant against impairment.

12.	Certificate as to Adjustments.

In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant and any Warrant agent of the Company (appointed pursuant to Section 16 hereof).

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13.	Reservation of Stock Issuable on Exercise of Warrant.

The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

14.	Assignment; Exchange of Warrant.

Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered Holder hereof (a “Transferor”) with respect to any or all of the shares underlying this Warrant. On the surrender for exchange of this Warrant, together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor’s counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of Warrant Shares called for on the face or faces of this Warrant so surrendered by the Transferor; and provided further, that upon any such transfer, the Company may require, as a condition thereto, that the Transferee execute an appropriate investment representation as may be reasonably required by the Company.

15.	Rule 144 Rights.

The Company will provide any and all legal opinions required for the removal of the restrictive legend from this Warrant certificate and any stock certificate(s) issued upon exercise of this Warrant under Rule 144, at the Company’s expense. The Company shall process any request for removal of the restrictive legend within ten business days. If the Company fails to process any legal request for removal of restrictive legends for more than ten business days after receipt of a written request to do so, the Company shall pay the Holder or stockholder, as applicable, a penalty of 1% per day of the value of the securities whose legends were requested to be removed.

16.	Warrant Agent.

The Company may, by written notice to each Holder of a Warrant, appoint an agent for the purpose of issuing Warrant Shares (or Other Securities) on the exercise of this Warrant pursuant to Section 2, exchanging this Warrant pursuant to Section 14, and replacing this Warrant pursuant to Section 7, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

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17.	Notices, etc.

Any notice pursuant to this Warrant by the Company or by a Holder or a holder of Warrant Shares shall be in writing and shall be deemed to have been duly given if delivered personally, or if sent by overnight courier, or if mailed by certified mail, postage prepaid, or transmitted by facsimile or email, to the parties at the addresses or facsimile numbers or email addresses set forth below.

17.1          Holder Address. If to the Holder or the holder of Warrant Shares, addressed to it at the address, facsimile number or email address set forth below Holder’s signature on the ______________, as it may be amended by the Holder or the holder of Warrant Shares from time to time by written notice to the Company.

17.2         Company Address. If to the Company addressed to it at 108-18 Queens Blvd., Suite 901, Forest Hills, NY 11375. Fax: 718 793-4034. Email: richard@nativeamericanenergy.com.

All such notices and other communications will (i) if delivered personally to the address as provided in this Section 17, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 17, be deemed given upon receipt, (iii) if delivered by email to the email address as provided in this Section 17, be deemed given upon receipt, and (iv) if delivered by mail in the manner described above to the address as provided in this Section 17, be deemed given upon receipt (in each case regardless of whether such notice is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section 17). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

18.	Notices of Record Date.

In case,

(a)         The Company takes a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive a dividend, distribution or any other rights;

(b)         There is any capital reorganization of the Company, reclassification of the capital stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or consolidation or merger of the Company with or into another corporation which does not constitute a sale of the Company; or

(c)         There is a voluntary or involuntary dissolution, liquidation, or winding up of the Company;

then, and in any such case, the Company shall cause to be sent to the Holder by at least two of the methods set forth in Section 17 above, at least 20 business days prior to the date hereinafter specified, a notice stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up.

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19.	Amendments and Supplements.

(a)         The Company may from time to time supplement or amend this Warrant without the approval of any Holders in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interest of the Holder. All other supplements or amendments to this Warrant must be signed by the party against whom such supplement or amendment is to be enforced.

(b)         Notwithstanding Section 19(a), the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

20.	Investment Intent.

Holder represents and warrants to the Company that Holder is acquiring this Warrant for investment and with no present intention of distributing or reselling any of this Warrant.

21.	Certificates to Bear Language.

This Warrant and the Warrant Shares issuable upon exercise thereof shall bear the following legend by which Holder shall be bound:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.”

Certificates for Warrants or Warrant Shares without such legend shall be issued if such Warrants or Warrant Shares are sold pursuant to an effective registration statement under the Act, or if the Company has received an opinion from counsel reasonably satisfactory to counsel for the Company, that such legend is no longer required under the Act.

22.	Miscellaneous.

(a)     This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. The Company and the Holder hereby submit to the exclusive jurisdiction of the Federal and New York State Courts sitting in the City of New York, State of New York for the resolution of all legal disputes arising under the terms of this Warrant. The Company and the Holder agree to waive trial by jury.

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(b)     If any action or proceeding is brought by the Company on the one hand or by the Holder on the other hand to enforce or continue any provision of this Warrant, the prevailing party’s costs and expenses, including its reasonable attorney’s fees, in connection with such action or proceeding shall be paid by the other party.

(c)      In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant.

(d)     The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized as of the date first written above.

THE COMPANY:
NATIVE AMERICAN ENERGY GROUP, INC.,
a Delaware corporation

BY: Raj Nanvaan
ITS: CFO & COO

HOLDER:

BY:
ITS:

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ANNEX A

NUMBER ______________	WARRANT
Warrant to Purchase ____________
Shares
of Common Stock

NATIVE AMERICAN ENERGY GROUP, INC.	see reverse for
COMMON STOCK PURCHASE WARRANT	certain definitions
Will be void if not exercised prior to 5:00 P.M. (Eastern time) on the Expiration Date (defined below)

This Certifies that

for Value Received, ____________________________________________________, the registered holder or assigns (“Holder”),

is entitled to purchase from Native American Energy Group, Inc, a Delaware corporation (the “Company”) at any time on or after the date hereof at the purchase price per share of $_____r (the “Warrant Price”), the number of shares of Common Stock of the Company set forth above (the “Shares”). The number of shares purchasable upon exercise of each warrant evidenced hereby and the Warrant Price per Share shall be subject to adjustment from time to time as set forth in the Warrant Agreement executed by the Company and the holder hereof (the “Warrant Agreement”). The Warrants expire at 5:00 P.M. (Eastern time) on ______________ (the “Expiration Date”). Holders will not have any rights or privileges of shareholders of the Company prior to exercise of the Warrants except as set forth in the Warrant Agreement. Holders of the Warrants evidenced hereby and the shares of Common Stock issuable upon exercise hereof have certain Rule 144 rights which are set forth in the Warrant Agreement. The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant certificate with the Purchase Form on the revise side hereof fully executed and simultaneous payment of the Warrant Price (subject to adjustment) at the principal office of the Company. Payment of such price shall be made in a manner specified in Section 2(d) of the Warrant Agreement. Upon any partial exercise of the Warrant evidenced hereby, there shall be countersigned and issued to the Holder a new Warrant Certificate in respect of the Shares as to which the Warrants evidenced hereby shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed with a signature guarantee either separately or in combination with one or more other Warrants for one or more new Warrants to purchase the same aggregate number of Shares as evidenced by the Warrant or Warrants exchanged. No fractional Shares will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. The Holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for all purposes and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding, and until such transfer is on such books, the Company may treat the Holder as the owner for all purposes.

Dated: __________
NATIVE AMERICAN ENERGY GROUP, INC.

Secretary		President
SEE LEGEND ON REVERSE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECAED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSE, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

NOTICE OF EXERCISE

The undersigned hereby elects irrevocably to exercise the within Warrant to purchase shares of Common Stock of Native American Energy Group, Inc. and hereby:

☐	Tenders herewith payment of the Exercise Price in the form of cash or check in the amount of $____________ for _________ shares of Common Stock.

☐	Elects the cashless exercise option pursuant to Section 2(a)(ii) of the Warrant, and accordingly requests delivery of _________ shares of Common Stock, net, pursuant to the following calculation:

X = Y (A-B)/A

(     ) = (_____) [(_____) - (_____)]/(_____)

Where:

X =     The number of shares of Common Stock to be issued to the Holder pursuant to this cashless exercise;

Y =     The number of shares of Common Stock in respect of which the net issue election is made;

A =     The Fair Market Value of one share of Common Stock, as calculated per the terms of the Warrant; and

B =     The Exercise Price (as adjusted to the Date of Exercise).

INSTRUCTIONS FOR ISSUANCE OF SHARES

Name (print)

Address (print)

ASSIGNMENT

FOR VALUE RECEIVED, _______________________ does hereby sell, assign, and transfer unto

________________________________, the right to purchase ____________ shares of Common Stock of Native American Energy Group, Inc., evidenced by the within Warrant, and does hereby irrevocably constitute and appoint _________________________ attorney to transfer such right on the books of Native American Energy Group, Inc., with full power of substitution on the premises.

Dated: _______________, 20___

Signature:

Notice: The signature of Election of Purchase or Assignment must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever.